ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Due to buyer of KAG arising from disposal of KAG	$ 4,158
Loan payable	211	$ 3,000
Accrued professional fee	587	2,215
Individual income tax payable	2,207	2,207
Used car services payables	284	419
Other taxes payable	135	181
Others	1,321	1,357
Total	$ 8,903	$ 9,379